SECURITY

                        AGREEMENT AMENDING THE WHOLESALE

                     AGREEMENT AMD CONDITIONALLY AUTHORIZING

                    THE SALE OF NEW FLOOR PLAN VEHICLES ON A

                         DELAYED PAYMENT PRIVILEGE BASIS

This Agreement is made and executed by and between the undersigned dealer ("Dealer and General Motors Acceptance Corporation ("GMAC") effective the date set forth below.

WHEREAS, Dealer previously, or simultaneous with the execution of this Agreement, executed and delivered to GMAC a Wholesale Security Agreement, by which, among other things, (a) GMAC provides wholesale floor plan financing of motor vehicles for Dealer, and Dealer agrees to promptly pay to GMAC the actual amount financed, as each such financed motor vehicle is sold or leased by Dealer (the "Vehicle Amount Financed"); and (b) GMAC consents to Dealer selling and leasing such financed motor vehicles at retail in the ordinary course of business (the "Routine Disposition of Vehicles"); and

WHEREAS, Dealer has requested the privilege of delaying payment of the Vehicle Amount Financed in the limited instances where such financed motor vehicles are sold by Dealer to a purchaser for whom both Dealer and GMAC have agreed to a delayed payment period (the "Delayed Payment Privilege"); and

WHEREAS, Dealer and GMAC may have previously executed an Agreement for the Delayed Payment Privilege for New Floor Plan units, which the parties hereby intend be superseded by this Agreement for all such transactions arising on or after the effective date hereof; and

WHEREAS, Dealer and GMAC desire and intend hereby to retain, in full force and effect, the validity, enforceability and relative priority of GMAC's security interest in any and all such financed motor vehicles as are sold or leased by Dealer pursuant to the Delayed Payment Privilege, notwithstanding GMAC's prior consent to the Routine Disposition of Vehicles, unless and until GMAC receives the Vehicle Amount Financed under the terms and conditions as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises, the convenants herein set forth, and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, Dealer and GMAC hereby agree as follows:

      1. The aforementioned Wholesale Security Agreement and any and all documents, plans, instruments or agreements relating, modifying, substituting or attendant thereto, executed between Dealer and GMAC are hereby amended in form and substance by inserting therein the following language as a separate and distinct paragraph:

      "Notwithstanding anything contained herein to the contrary, Dealer (i.e., we) agrees that GMAC's security interest in any and all vehicles sold or leased, more than one Vehicle per individual transaction, to a customer, and in which the full payment thereof by cash or on a properly perfected retail installment contract or other security agreement basis is not made contemporaneous with the delivery of such Vehicles by Dealer (the "Delayed Payment Vehicles"), shall remain in full force and effect in such Delayed Payment Vehicles and shall not be relinquished, extinguished, released or terminated as a consequence of such sale or release unless and until the customer makes payment therefore directly to GMAC or jointly to Dealer and GMAC. Moreover, Dealer is expressly prohibited and shall not have any express, implied or apparent authority to sell, lease, transfer or otherwise dispose of any Delayed Payment Vehicles unless and until the express written permission of GMAC is first obtained, and then such authority shall be, in each and every instance, limited to the terms and conditions of such permission; it being further agreed that the terms of this paragraph shall not be altered, modified, supplemented, qualified, waived or amended by reason of any agreement (unless in writing executed by Dealer and GMAC), or by the course of performance, course of dealing, or usage of trade by Dealer and GMAC, of either of them.

      2. Any previously executed Agreement for the Delayed Payment Privilege for New Floor Plan Units between Dealer and GMAC is superseded by the terms and conditions of this Agreement for all Delayed Payment Privilege transactions arising on or after the effective date thereof.

      3. Dealer shall advise GMAC of each and every potential transaction in which Dealer requests GMAC to grant the Delayed Payment Privilege, and the period of time for which the Delayed Payment Privilege is being requested. Such request shall be made of GMAC in writing and on a form of the type and kind provided by GMAC from time to time. GMAC's consent, it any, to the request must, be obtained prior to the sale, lease, transfer or delivery of any vehicles proposed by Dealer to be disposed by the Delayed Payment Privilege (the "Delayed Payment Privilege Vehicles").

      4. GMAC's consent to the Dealer's request for disposition of Delayed Payment Privilege vehicles shall be further subject and contingent upon the following additional terms and conditions:

      (a) GMAC may, in its sole and exclusive discretion limit the number of Vehicles, amount outstanding and terms and conditions for which the Delayed Payment Privilege is requested by Dealer.

      (b) GMAC may, in its sole and exclusive discretion withdraw, cancel, or suspend the Delayed Payment Privilege at anytime and for any reason upon a ten-day advance written notice and immediately if Dealer is in default of any agreement which Dealer has with GMAC; provided, however, that such withdrawal, cancellation or suspension shall not affect the rights, interests and duties under this Agreement prior thereto.

      (c) Dealer shall complete, execute and deliver to GMAC, immediately upon the delivery of Delayed Payment Privilege Vehicles, a form of the type and kind provided by GMAC from time to time (the "Delivery Schedule").

      (d) Dealer shall immediately pay GMAC the Vehicle Amount Financed upon the earliest of W demand by GMAC; or (ii) receipt of the amount due from the disposition of each of the Delayed Payment Privilege Vehicles; or (iii) the "Purchaser Payment Date', set forth on the applicable Delivery Schedule.

      (e) Dealer shall obtain from the person acquiring the Delayed Payment Privilege Vehicle a duly authorized and executed acknowledgement from the Purchaser confirming that the terms of sale include the continuation of GMAC's security interest in the Delayed Payment Privilege Vehicles. The acknowledgement shall be in writing and on a form of the type and kind provided by GMAC from time to time, which shall be delivered to GMAC prior to any sale, lease, transfer or delivery of any Delayed Payment Privilege Vehicle to such person (the "Acknowledgement of Purchaser").

      (f) The grant and exercise of the Delayed Payment Privilege by Dealer shall in no way extinguish, release or terminate GMAC's security interest in the Delayed Payment Privilege Vehicles unless and until the conditions described in the amending paragraph set forth in paragraph 1 of this Agreement and the aforesaid Acknowledgement of Purchaser are first fulfilled, which shall then and thereafter continue in the proceeds thereof.

      5. GMAC shall have no duty or obligation to examine, review or consider the creditworthiness of any proposed or actual customer of Dealer for which Dealer seeks GMAC's consent to the Delayed Payment Privilege and any such examination, review or consideration by GMAC shall be for its sole and exclusive use and purposes; the Dealer expressly agreeing that any receipt or reliance on such information from GMAC would be gratuitous and unreasonable, respectively.

      6. Dealer's obligation to pay GMAC for the Vehicle Amount Financed shall be absolute, unconditional and primary, notwithstanding (a) GMAC consenting to the Delayed Payment Privilege; or (b) default in the payment or acquisition terms by the customer of the Dealer for Delayed Payment Privilege Vehicles, or that of any of customer's surety, guarantor, co-obligor or lender; or (c) rejection or revocation of acceptance of any Delayed Payment Privilege Vehicles by such customer; or (d) the acceptance by GMAC of any assignment or proceeds from any Delayed Payment Privilege Vehicles; provided, however, that nothing in this paragraph 6 is intended to permit payment to GMAC of any more than the greater of (i) the Vehicle Amounts Financed or (ii) the value of GMAC's security interest in the Delayed Payment Privilege Vehicles.

      7. Upon demand by GMAC, Dealer shall provide GMAC with an assignment of all right, title and interest of the Dealer in and to the accounts, contract rights, sale proceeds or any other interest Dealer may then or thereafter have in the Delayed Payment Privilege Vehicle. Said assignment shall be for the purpose of additional security only and shall be on a form of the type and kind provided by GMAC from time to time.

      8. GMAC may take such actions as it deems appropriate to assure and enforce compliance with this Agreement, including requesting, for audit purposes, verification from Dealer's customers the fact of delivery, possession, and amount, date and circumstances of payment of any Delayed Payment Privilege Vehicles, and the notification to appropriate persons of any security interest, assignment or other claim in the Delayed Payment Privilege Vehicles of GMAC.

      In witness whereof the parties hereto execute this agreement the 14th day of February, 1991.

GENERAL MOTORS ACCEPTANCE CORPORATION            MAJOR FLEET & LEASING CORP.
                                                  ---------------------------
                                                        (Dealer's Name)


BY: /s/         XXXXXXXXXXX                       By:  Isl Bruce Bendell
          ------------------------                     -----------------------
                                                            President


Its             XXXXXXXXXXX                       Its
           ---------------------------                   ---------------------
                     (Title)                                          (Title)